DELAWARE GROUP LIMITED-TERM GOVERNMENT FUND A
ANNUALIZED RATE OF RETURN (AT OFFER)
FOR FISCAL YEAR ENDING 1995
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                   n
              P(1 + T) = ERV

   TEN
  YEARS
---------

             10
       $1000(1 - T) = $1,885.69


T =  6.55%

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUND A
ANNUALIZED RATE OF RETURN (AT NAV)
FOR FISCAL YEAR ENDING 1995
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                   n
              P(1 + T) = ERV

   TEN
  YEARS
---------

             10
       $1000(1 - T) = $1,943.87


T =  6.87%

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUND INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                   n
              P(1 + T) = ERV

   TEN
  YEARS
---------

             10
       $1000(1 - T) = $1,966.20


T =  6.99%

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUND A
TOTAL RETURN PERFORMANCE
TEN YEARS
------------------------------------------------------------------------------

Initial Investment               $1,000.00
Beginning OFFER                     $10.67
Initial Shares                      93.721


Fiscal       Beginning        Dividends         Reinvested           Cumulative
 Year         Shares         for Period           Shares               Shares
------------------------------------------------------------------------------
1986           93.721          $0.893            11.257                104.978
------------------------------------------------------------------------------
1987          104.978          $0.694             7.648                112.626
------------------------------------------------------------------------------
1988          112.626          $0.730             8.701                121.327
------------------------------------------------------------------------------
1989          121.327          $0.843            10.982                132.309
------------------------------------------------------------------------------
1990          132.309          $0.814            11.594                143.903
------------------------------------------------------------------------------
1991          143.903          $0.799            12.062                155.965
------------------------------------------------------------------------------
1992          155.965          $0.740            11.898                167.863
------------------------------------------------------------------------------
1993          167.863          $0.681            11.789                179.652
------------------------------------------------------------------------------
1994          179.652          $0.667            13.293                192.945
------------------------------------------------------------------------------
1995          192.945          $0.692            15.419                208.364
------------------------------------------------------------------------------





Ending Shares                            208.364
Ending NAV                                 $9.05
                                      ----------
Investment Return                      $1,885.69





Total Return Performance
------------------------
Investment Return                      $1,885.69
Less Initial Investment                $1,000.00
                                      ----------
                                         $885.69/$1,000.00 x 100



Total Return:                              88.57%

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
TEN YEARS
------------------------------------------------------------------------------

Initial Investment               $1,000.00
Beginning OFFER                     $10.04
Initial Shares                      99.602


Fiscal       Beginning        Dividends         Reinvested           Cumulative
 Year         Shares         for Period           Shares               Shares
------------------------------------------------------------------------------
1986           99.602          $0.893            12.364                108.219
------------------------------------------------------------------------------
1987          108.219          $0.692            12.364                116.072
------------------------------------------------------------------------------
1988          116.072          $0.744            12.364                125.215
------------------------------------------------------------------------------
1989          125.215          $0.857            12.364                136.744
------------------------------------------------------------------------------
1990          136.744          $0.828            12.364                148.944
------------------------------------------------------------------------------
1991          148.944          $0.816            12.364                161.695
------------------------------------------------------------------------------
1992          161.695          $0.754            12.364                174.271
------------------------------------------------------------------------------
1993          174.271          $0.696            12.364                186.776
------------------------------------------------------------------------------
1994          186.776          $0.681            12.364                200.889
------------------------------------------------------------------------------
1995          200.889          $0.712            12.364                217.260
------------------------------------------------------------------------------





Ending Shares                            217.260
Ending NAV                                 $9.05
                                      ----------
Investment Return                      $1,966.20





Total Return Performance
------------------------
Investment Return                      $1,966.20
Less Initial Investment                $1,000.00
                                      ----------
                                         $966.20/$1,000.00 x 100



Total Return:                              96.62%

                  Delaware Group Limited-Term Goverment Fund c

             Yield Quotation for the Month Ended December 31, 1995



Interest Earned                    $181
Expense Accrued                     $44
Net Income                         $136
Average Shares Outstanding        3,442
Maximum Offering Price
 December 31, 1995                $9.05
Yield                              5.31%

Limited-Term Government Fund C Yield       2  [( 181-44     +    1)6 -1] = 5.31%
                                            -----------
                                          (3,442 x 9.05)

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

               n
          P(1 + T) = ERV

    ONE
    YEAR
-----------
             1
       $1000(1 - T) = $1,045.74


T =    4.57%



   THREE
   YEARS
-----------
             3
       $1000(1 - T) = $1,098.07


T =    3.17%


    FIVE
    YEARS
------------
             5
       $1000(1 - T) = $1,192.60


T =    3.59%


    TEN
   YEARS
-----------
            10
      $1000(1 - T) = $1,638.98


T =    5.06%


   LIFE OF
    FUND
------------
            13.70136986
      $1000(1 - T) = $2,241.02


T =    6.07%

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
TOTAL RETURN PERFORMANCE
ONE YEAR
-------------------------------------------------------------------------------


Initial Investment          $1,000.00
Beginning OFFER                 $1.00
Initial Shares               1000.000


Fiscal      Beginning       Dividends            Reinvested        Cumulative
 Year        Shares         for Period             Shares            Shares
-------------------------------------------------------------------------------
1995        1000.000         $0.045                45.737           1,045.737
-------------------------------------------------------------------------------




Ending Shares              1045.737
Ending NAV              x     $1.00
                          ---------
Investment Return         $1,045.74





Total Return Performance
------------------------
Investment Return                    $1,045.74
Less Initial Investment              $1,000.00
                                   -----------
                                        $45.74/$1,000.00 x 100



Total Return:                            4.57%

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------------------

Initial Investment                    $1,000.00
Beginning OFFER                           $1.00
Initial Shares                         1000.000


Fiscal       Beginning         Dividends            Reinvested       Cumulative
 Year         Shares          for Period              Shares           Shares
-------------------------------------------------------------------------------
1993        1,000.000          $0.0200                20.148          1,020.148
-------------------------------------------------------------------------------
1994        1,020.148          $0.0289                29.897          1,050.045
-------------------------------------------------------------------------------
1995        1,050.045          $0.0448                48.026          1,098.071
-------------------------------------------------------------------------------







Ending Shares                        1,098.071
Ending NAV                        x      $1.00
                                   -----------
Investment Return                    $1,098.07


Total Return Performance
------------------------
Investment Return                    $1,098.07
Less Initial Investment              $1,000.00
                                   -----------
                                        $98.07/$1,000.00 x 100




Total Return:                            9.81%

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
TOTAL RETURN PERFORMANCE
FIVE YEARS
-------------------------------------------------------------------------------

Initial Investment          $1,000.00
Beginning OFFER                 $1.00
Initial Shares               1000.000


Fiscal       Beginning        Dividends            Reinvested       Cumulative
 Year         Shares         for Period             Shares            Shares
-------------------------------------------------------------------------------
 1991        1000.000         $0.0519               53.169          1,053.169
-------------------------------------------------------------------------------
 1992        1053.169         $0.0308               32.917          1,086.086
-------------------------------------------------------------------------------
 1993        1086.086         $0.0200               21.884          1,107.970
-------------------------------------------------------------------------------
 1994        1107.970         $0.0289               32.470          1,140.440
-------------------------------------------------------------------------------
 1995        1140.440         $0.0448               52.160          1,192.600
-------------------------------------------------------------------------------


Ending Shares              1192.600
Ending NAV           x        $1.00
                       ------------
Investment Return         $1,192.60





------------------------
Investment Return             $1,192.60
Less Initial Investment       $1,000.00
                           ------------
                                $192.60/$1,000.00 x 100




Total Return:                    19.26%

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
TOTAL RETURN PERFORMANCE
TEN YEARS
-------------------------------------------------------------------------------

Initial Investment             $1,000.00
Beginning OFFER                    $1.00
Initial Shares                  1000.000


Fiscal       Beginning      Dividends         Reinvested           Cumulative
 Year         Shares       for Period          Shares                Shares
-------------------------------------------------------------------------------
1986        1000.000        $0.0575            58.998              1,058.998
-------------------------------------------------------------------------------
1987        1058.998        $0.0525            56.994              1,115.992
-------------------------------------------------------------------------------
1988        1115.992        $0.0608            69.807              1,185.799
-------------------------------------------------------------------------------
1989        1185.799        $0.0769            94.404              1,280.203
-------------------------------------------------------------------------------
1990        1280.203        $0.0711            94.092              1,374.295
-------------------------------------------------------------------------------
1991        1374.295        $0.0519            73.071              1,447.366
-------------------------------------------------------------------------------
1992        1447.366        $0.0308            45.237              1,492.603
-------------------------------------------------------------------------------
1993        1492.603        $0.0200            30.074              1,522.677
-------------------------------------------------------------------------------
1994        1522.677        $0.0289            44.621              1,567.298
-------------------------------------------------------------------------------
1995        1567.298        $0.0448            71.682              1,638.980
-------------------------------------------------------------------------------






Ending Shares                   1638.980
Ending NAV                         $1.00
                             -----------
Investment Return              $1,638.98





Total Return Performance
------------------------
Investment Return             $1,638.98
Less Initial Investment       $1,000.00
                             ----------
                                $638.98/$1,000.00 x 100



Total Return:                    63.90%

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
TOTAL RETURN PERFORMANCE
LIFE OF FUND
-------------------------------------------------------------------------------

Initial Investment                 $1,000.00
Beginning OFFER                        $1.00
Initial Shares                      1000.000


     Fiscal        Beginning        Dividends      Reinvested        Cumulative
      Year           Shares        for Period        Shares            Shares
-------------------------------------------------------------------------------
      1982         1000.000         $0.0699          72.055          1,072.055
-------------------------------------------------------------------------------
      1983         1072.055         $0.0804          89.469          1,161.524
-------------------------------------------------------------------------------
      1984         1161.524         $0.0913         110.586          1,272.110
-------------------------------------------------------------------------------
      1985         1272.110         $0.0724          95.209          1,367.319
-------------------------------------------------------------------------------
      1986         1367.319         $0.0575          80.673          1,447.992
-------------------------------------------------------------------------------
      1987         1447.992         $0.0525          77.931          1,525.923
-------------------------------------------------------------------------------
      1988         1525.923         $0.0608          95.449          1,621.372
-------------------------------------------------------------------------------
      1989         1621.372         $0.0769         129.080          1,750.452
-------------------------------------------------------------------------------
      1990         1750.452         $0.0711         128.655          1,879.107
-------------------------------------------------------------------------------
      1991         1879.107         $0.0519          99.912          1,979.019
-------------------------------------------------------------------------------
      1992         1979.019         $0.0308          61.856          2,040.875
-------------------------------------------------------------------------------
      1993         2040.875         $0.0200          41.121          2,081.996
-------------------------------------------------------------------------------
      1994         2081.996         $0.0289          61.012          2,143.008
-------------------------------------------------------------------------------
      1995         2143.008         $0.0448          98.013          2,241.021
-------------------------------------------------------------------------------



Ending Shares                         2,241.021
Ending NAV                                $1.00
                                     ----------
Investment Return                     $2,241.02





Total Return Performance
------------------------
Investment Return                     $2,241.02
Less Initial Investment               $1,000.00
                                      ---------
                                      $1,241.02/$1,000.00 x 100



Total Return:                           124.10%

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
TOTAL RETURN PERFORMANCE
THREE MONTHS
-------------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                  $1.00
Initial Shares                1000.000


Fiscal   Beginning   Dividends     Reinvested   Cumulative
 Year     Shares     for Period      Shares       Shares
------------------------------------------------------------
 1995     1000.00     $0.0110        11.000      1,011.000
------------------------------------------------------------


Ending Shares                      1011.000
Ending NAV                            $1.00
                                  ---------
Investment Return                 $1,011.00





Total Return Performance
------------------------
Investment Return                 $1,011.00
Less Initial Investment           $1,000.00
                                  ---------
                                  $11.00/$1,000.00 x 100



Total Return:                         1.10%

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
TOTAL RETURN PERFORMANCE
SIX MONTHS
-------------------------------------------------------------------------------

Initial Investment                $1,000.00
Beginning OFFER                       $1.00
Initial Shares                     1000.000


Fiscal   Beginning    Dividends    Reinvested    Cumulative
 Year     Shares      for Period     Shares        Shares
-------------------------------------------------------------
 1995    1000.000      $0.0220       22.175       1,022.175
-------------------------------------------------------------


Ending Shares                      1022.175
Ending NAV                            $1.00
                                  ---------
Investment Return                 $1,022.18





Total Return Performance
------------------------
Investment Return                 $1,022.18
Less Initial Investment           $1,000.00
                                  ---------
                                  $22.17/$1,000.00 x 100



Total Return:                         2.22%

DELAWARE GROUP US GOVERNMENT MONEY FUND CLASS A
TOTAL RETURN PERFORMANCE
NINE MONTHS
-------------------------------------------------------------------------------

Initial Investment                $1,000.00
Beginning OFFER                       $1.00
Initial Shares                     1000.000


Fiscal   Beginning   Dividends   Reinvested    Cumulative
 Year     Shares     for Period    Shares        Shares
----------------------------------------------------------
 1995    1000.000     $0.0334      33.908      1,033.908
----------------------------------------------------------


Ending Shares                      1033.908
Ending NAV                            $1.00
                                  ---------
Investment Return                 $1,033.91





Total Return Performance
------------------------
Investment Return                 $1,033.91
Less Initial Investment           $1,000.00
                                  ---------
                                  $33.91/$1,000.00 x 100



Total Return:                         3.39%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
-------------------------------------------------------------------------------

Average Annual Compounded Rate of Return:

                   n
              P(1 + T) = ERV

 ONE
 YEAR
 ----
         1
   $1000(1 - T) = $1,045.74


T = 4.57%




THREE
YEARS
-----
         3
   $1000(1 - T) = $1,098.07


T = 3.17%


FIVE
YEARS
-----
         5
   $1000(1 - T) = $1,192.60


T = 3.59%


 TEN
YEARS
-----
         10
   $1000(1 - T) = $1,630.09


T = 5.01%


LIFE OF
 FUND
-------
         13.70136986
   $1000(1 - T) = $2,235.94


T = 6.05%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR
-------------------------------------------------------------------------------

Initial Investment             $1,000.00
Beginning OFFER                    $1.00
Initial Shares                  1000.000


Fiscal   Beginning   Dividends   Reinvested    Cumulative
 Year     Shares     for Period    Shares        Shares
----------------------------------------------------------
 1995    1000.000     $0.0448      45.737      1,045.737
----------------------------------------------------------






Ending Shares                  1,045.737
Ending NAV                  x      $1.00
                              ----------
Investment Return              $1,045.74





Total Return Performance
------------------------
Investment Return              $1,045.74
Less Initial Investment        $1,000.00
                               ---------
                               $45.74/$1,000.00 x 100



Total Return:                      4.57%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
TOTAL RETURN PERFORMANCE
THREE YEARS
-------------------------------------------------------------------------------

Initial Investment                  $1,000.00
Beginning OFFER                         $1.00
Initial Shares                       1000.000


Fiscal       Beginning        Dividends        Reinvested           Cumulative
 Year         Shares          for Period         Shares               Shares
-------------------------------------------------------------------------------
 1993        1,000.000         $0.0200           20.148              1,020.148
-------------------------------------------------------------------------------
 1994        1,020.148         $0.0289           29.897              1,050.045
-------------------------------------------------------------------------------
 1995        1,050.045         $0.0448           48.026              1,098.071
-------------------------------------------------------------------------------








Ending Shares                       1,098.071
Ending NAV                        x     $1.00
                                   ----------
Investment Return                   $1,098.07


Total Return Performance
------------------------
Investment Return                  $1,098.07
Less Initial Investment            $1,000.00
                                   ---------
                                   $98.07/$1,000.00 x 100




Total Return:                          9.81%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
TOTAL RETURN PERFORMANCE
FIVE YEARS

Initial Investment                $1,000.00
Beginning OFFER                       $1.00
Initial Shares                     1000.000


Fiscal   Beginning    Dividends    Reinvested     Cumulative
 Year     Shares      for Period     Shares         Shares
---------------------------------------------------------------
 1991    1000.000      $0.0519       53.169       1,053.169
---------------------------------------------------------------
 1992    1053.169      $0.0308       32.917       1,086.086
---------------------------------------------------------------
 1993    1086.086      $0.0200       21.884       1,107.970
---------------------------------------------------------------
 1994    1107.970      $0.0289       32.470       1,140.440
---------------------------------------------------------------
 1995    1140.440      $0.0448       52.160       1,192.600
---------------------------------------------------------------

Ending Shares                     1,192.600
Ending NAV                      x     $1.00
                                 ----------
Investment Return                 $1,192.60





------------------------
Investment Return                $1,192.60
Less Initial Investment          $1,000.00
                                 ---------
                                 $192.60/$1,000.00 x 100




Total Return:                       19.26%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
TOTAL RETURN PERFORMANCE
TEN YEARS
------------------------------------------------------------------------------

Initial Investment               $1,000.00
Beginning OFFER                      $1.00
Initial Shares                    1000.000


Fiscal       Beginning        Dividends         Reinvested           Cumulative
 Year         Shares         for Period           Shares               Shares
-------------------------------------------------------------------------------
1986        1000.000          $0.0574            12.364              1,058.998
-------------------------------------------------------------------------------
1987        1058.998          $0.0525            12.364              1,115.992
-------------------------------------------------------------------------------
1988        1115.992          $0.0590            12.364              1,183.607
-------------------------------------------------------------------------------
1989        1183.607          $0.0744            12.364              1,274.680
-------------------------------------------------------------------------------
1990        1274.680          $0.0700            12.364              1,366.840
-------------------------------------------------------------------------------
1991        1366.840          $0.0519            12.364              1,439.514
-------------------------------------------------------------------------------
1992        1439.514          $0.0308            12.364              1,484.506
-------------------------------------------------------------------------------
1993        1484.506          $0.0200            12.364              1,514.419
-------------------------------------------------------------------------------
1994        1514.419          $0.0289            12.364              1,558.800
-------------------------------------------------------------------------------
1995        1558.800          $0.0448            12.364              1,630.093
-------------------------------------------------------------------------------





Ending Shares                           1630.093
Ending NAV                                 $1.00
                                      ----------
Investment Return                      $1,630.09





Total Return Performance
------------------------
Investment Return                      $1,630.09
Less Initial Investment                $1,000.00
                                      ----------
                                         $630.09/$1,000.00 x 100



Total Return:                              63.01%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
TOTAL RETURN PERFORMANCE
LIFE OF FUND
-------------------------------------------------------------------------------

Initial Investment                $1,000.00
Beginning OFFER                       $1.00
Initial Shares                     1000.000


Fiscal        Beginning         Dividends        Reinvested          Cumulative
 Year          Shares           for Period         Shares              Shares
-------------------------------------------------------------------------------
 1982         1000.000           $0.0730           75.465            1,075.465
-------------------------------------------------------------------------------
 1983         1075.465           $0.0804           89.755            1,165.220
-------------------------------------------------------------------------------
 1984         1165.220           $0.0913          110.936            1,276.156
-------------------------------------------------------------------------------
 1985         1276.156           $0.0724           95.512            1,371.668
-------------------------------------------------------------------------------
 1986         1371.668           $0.0575           80.930            1,452.598
-------------------------------------------------------------------------------
 1987         1452.598           $0.0525           78.178            1,530.776
-------------------------------------------------------------------------------
 1988         1530.776           $0.0590           92.744            1,623.520
-------------------------------------------------------------------------------
 1989         1623.520           $0.0744          124.921            1,748.441
-------------------------------------------------------------------------------
 1990         1748.441           $0.0711          126.412            1,874.853
-------------------------------------------------------------------------------
 1991         1874.853           $0.0519           99.684            1,974.537
-------------------------------------------------------------------------------
 1992         1974.537           $0.0308           61.714            2,036.251
-------------------------------------------------------------------------------
 1993         2036.251           $0.0200           41.028            2,077.279
-------------------------------------------------------------------------------
 1994         2077.279           $0.0289           60.874            2,138.153
-------------------------------------------------------------------------------
 1995         2138.153           $0.0448           97.789            2,235.942
-------------------------------------------------------------------------------



Ending Shares                     2,235.942
Ending NAV                            $1.00
                                  ---------
Investment Return                 $2,235.94





Total Return Performance
------------------------
Investment Return                 $2,235.94
Less Initial Investment           $1,000.00
                                  ---------
                                  $1,235.94/$1,000.00 x 100



Total Return:                       123.59%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
-------------------------------------------------------------------------------

Initial Investment                  $1,000.00
Beginning OFFER                         $1.00
Initial Shares                       1000.000


Fiscal   Beginning    Dividends    Reinvested    Cumulative
 Year      Shares     for Period     Shares        Shares
-------------------------------------------------------------
 1995     1000.000     $0.0110       11.000      1,011.000
-------------------------------------------------------------


Ending Shares                       1011.000
Ending NAV                             $1.00
                                   ---------
Investment Return                  $1,011.00





Total Return Performance
------------------------
Investment Return                  $1,011.00
Less Initial Investment            $1,000.00
                                   ---------
                                   $11.00/$1,000.00 x 100



Total Return:                          1.10%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
TOTAL RETURN PERFORMANCE
SIX MONTHS
-------------------------------------------------------------------------------

Initial Investment                 $1,000.00
Beginning OFFER                        $1.00
Initial Shares                      1000.000


Fiscal    Beginning    Dividends    Reinvested    Cumulative
 Year      Shares      for Period     Shares        Shares
--------------------------------------------------------------
 1995     1000.000      $0.0220       22.175      1,022.175
--------------------------------------------------------------


Ending Shares                       1022.175
Ending NAV                             $1.00
                                   ---------
Investment Return                  $1,022.18





Total Return Performance
------------------------
Investment Return                  $1,022.18
Less Initial Investment            $1,000.00
                                   ---------
                                   $22.17/$1,000.00 x 100



Total Return:                          2.22%

DELAWARE GROUP US GOVERNMENT MONEY FUND CONSULTANT CLASS
TOTAL RETURN PERFORMANCE
NINE MONTHS
-------------------------------------------------------------------------------

Initial Investment                  $1,000.00
Beginning OFFER                         $1.00
Initial Shares                       1000.000


Fiscal   Beginning   Dividends    Reinvested    Cumulative
 Year     Shares     for Period     Shares        Shares
------------------------------------------------------------
 1995    1000.000     $0.0334       33.908      1,033.908
------------------------------------------------------------


Ending Shares                        1033.908
Ending NAV                              $1.00
                                    ---------
Investment Return                   $1,033.91





Total Return Performance
------------------------
Investment Return                   $1,033.91
Less Initial Investment             $1,000.00
                                    ---------
                                    $33.91/$1,000.00 x 100



Total Return:                           3.39%